SUPPLEMENT TO THE SPARTAN MARKET INDEX FUND(registered trademark) JUNE 26, 1999 PROSPECTUS

The following information replaces the first paragraph in the "Fee Table" section on page 4.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund are based on historical expenses, adjusted to reflect current fees, but do not reflect the effect of any expense reimbursements.

The following information replaces the "Annual fund operating expenses" table and footnote A found in the "Fee Table" section on page 5.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

Management fee                0.24%

Distribution and Service     None
(12b-1) fee

Other expenses                0.16%

Total annual fund operating   0.40%
expensesA

A EFFECTIVE APRIL 18, 1997, FMR HAS AGREED TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.19%. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME.

The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 12.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

The following information replaces the fifth paragraph in the "Fund Management" section on page 20.

BT serves as sub-adviser and custodian for the fund. BT chooses the fund's investments and places orders to buy and sell the fund's investments.

The following information replaces the eighth paragraph in the "Fund Management" section on page 20.

Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, the fund's Board of Trustees approved a new sub-advisory agreement among the fund, FMR and BT or its successor by merger that became effective June 4, 1999. At a meeting held on September 15, 1999, shareholders approved this agreement.

The following information replaces the second and third full paragraphs in the "Fund Management" section on page 21.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fund's annual management fee rate is 0.24% of its average net assets.

FMR pays BT for providing investment management and custodial services.

Prior to October 1, 1999, the fund paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT. The total management and sub-advisory fees for the fund for the fiscal year ended April 30, 1999, were 0.24%.